                                                                   Exhibit 23(a)


                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-57981) of Worthington Industries, Inc. of our report dated May 19, 2003 relating to the financial statements and schedule of the Worthington Industries, Inc. Deferred Profit Sharing Plan, which appears in this Form 11-K.


/s/ PricewaterhouseCoopers, LLP

Columbus, Ohio
June 24, 2003


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